N E W P A R K R E S O U R C E S P R E S E N TAT I O N J U N E 2 0 1 7

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and future financial results are forward-looking statements. Words such as “will”, “may”, “could”, “would”, “anticipates”, “believes”, “estimates”, “expects”, “plans”, “intends”, and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These forward-looking statements reflect the current views of our management; however, various risks, uncertainties, contingencies and other factors, some of which are beyond our control, are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, these statements, including the success or failure of our efforts to implement our business strategy. We assume no obligation to update, amend or clarify publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2016, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, risks related to our international operations, the cost and continued availability of borrowed funds including noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, our market competition, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of our insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, risks related to severe weather, particularly in the U.S. Gulf Coast, cybersecurity breaches or business system disruptions and risks related to the fluctuations in the market value of our common stock. Newpark’s filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through its website at www.newpark.com. F O R W A R D L O O K I N G S TAT E M E N T S 2

$984 $1,042 $1,118 $677 $471 $159 $115 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012 2013 2014 2015 2016 2017 86% 14% First Quarter 2017 - Revenue by Segment  Two Operating Segments: Fluids Systems  Oil and Gas exploration Mats and Integrated Services  Oil and Gas exploration  Electrical transmission and distribution  Pipeline  Petrochemical  Construction  Key geographic markets:  North America  EMEA  Latin America  Asia Pacific R e ve n u e s ($ m ill io n s) Consolidated Revenues Fluids Systems Mats and Integrated Services C O M P A N Y O V E R V I E W 3 Full Year First Quarter

Revenue by Region G L O B A L S T R E N G T H 4 67% 57% 45% 54% 7% 8% 7% 12% 8% 7% 9% 6% 18% 28% 39% 28% 2014 2015 2016 Q1 2017 U.S. Canada Latin America EMEA/APAC

STRENGTHENED BY OUR INVESTMENTS

- **Elevated capital campaign completed**
- **Infrastructure investments open new markets and significantly enhance our competitiveness**
- **Reflects our commitment to be the global leader in fluids and mats technology**

Mats: Completed Manufacturing 2015 and Technology Center 2016


NEWPARK

Fluids: Manufacturing Facility & Distribution Center Completed 2016



Fluids: Gulf of Mexico Deepwater Shorebase Completed 2017



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48% 14% 31% 7% U.S. Canada EMEA/APAC Latin America  Largest independent drilling fluids provider  3rd largest drilling fluids company worldwide*  Seek to capitalize on competitive diversions to drive further market share gains  Expanding global market share, leveraging IOC/NOC relationships $862 $926 $965 $581 $395 $99 $136 $0 $200 $400 $600 $800 $1,000 $1,200 2012 2013 2014 2015 2016 2017 Re ve n u e s ($ m il lio n s) Total Segment Revenues First Quarter 2017 Revenue by Region *Based on company data F L U I D S S Y S T E M S - O V E R V I E W 6 Full Year First Quarter

FLUIDS SYSTEMS-TECHNOLOGY

- **Proven drilling fluid systems designed to enhance wellsite performance**
  - Evolution® high-performance, water-based technology for global applications
  - Fusion™ brine fluid system creates a unique enhancement for shale basins
  - Kronos™ deepwater drilling fluid systems offers operators a consistent fluid across a wide temperature and pressure spectrum
- **Fluids Development**
  - Driving continued advancements in technology, bringing new chemistries to enhance drilling efficiencies in challenging environments

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2,283 2,114 2,241 1,170 639 1,037 10% 11% 12% 13% 14% 15% 16% - 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 2016 First Quarter 2017 NAM Rig Count Market Share $615 $654 $687 $352 $183 $50 $85 $0 $100 $200 $300 $400 $500 $600 $700 $800 2012 2013 2014 2015 2016 2017  Revenues impacted by drilling activity and operators reducing well expenditures  Service quality, focus and organizational alignment driving share gains in the market  Hold #2 market share position in U.S. land*  Focused on expanding presence in GOM  Shorebase facility now fully operational (1) Source: BHI and company data Re ve n u e ( $ m il lio n s) North American Revenues NAM Rig Count & Market Share(1) *Based on company data F L U I D S S Y S T E M S – N O R T H A M E R I C A 8 Full Year First Quarter

$246 $272 $278 $229 $212 $48 $51 $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 $117 $137 $166 $164 $167 $87 $99 $84 $47 $40 $42 $36 $28 $18 $5 2012 2013 2014 2015 2016 EMEA LATAM APAC  International expansion is key to our strategy  More stable than NAM, through the industry cycles  Longer term contracts  Largely IOC’s/NOC’s  Few competitors  Key contract awards have driven growth  Kuwait (KOC)  Algeria (Sonatrach)  Republic of Congo (ENI)  Uruguay ultra-deepwater (Total)  Albania (Shell)  Chile (ENAP)  Two recent awards to begin in second half 2017  India (Cairn)  Australia (partnering with Baker Hughes) International Revenues Revenues by Region F L U I D S S Y S T E M S – I N T E R N AT I O N A L 9 Full Year First Quarter

$122 $116 $153 $96 $76 $16 $23 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2012 2013 2014 2015 2016 2017  Leading provider of engineered worksite solutions  Patented technology, service capability and size of composite mat rental fleet provide competitive advantage  Recent completion of R&D Center is critical to drive innovation and expansion of product offering  Established core rental business in NAM exploration market, where mats reduce operator’s costs and improve environmental protection during drilling and completion phase  Revenues include rentals and sale of DURA- BASE composite mats Total Segment Revenues R e ve n u e s ($ m ill io n s) M AT S & I N T E G R AT E D S E R V I C E S - O V E R V I E W 10 Full Year First Quarter

 Diversifying beyond the wellsite  Accelerate penetration of non- exploration markets, both domestically and internationally  Larger addressable market  Similar value drivers as exploration market  Innovate and commercialize differentiated system enhancements, including EPZ Grounding System™ for the utility industry M AT S & I N T E G R AT E D S E R V I C E S – S T R AT E G Y A N D S Y S T E M S 11

M AT S & I N T E G R AT E D S E R V I C E S – M A R K E T D I V E R S I F I C AT I O N 12 $122 $116 $153 $96 $76 0% 10% 20% 30% 40% 50% 60% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2012 2013 2014 2015 2016 R e ve n u e ($ m il) EB IT D A M ar gi n * * EBITDA and EBITDA margin are non-GAAP financial measures. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 45% 38% 17% O & G - Exploration NAM Non-Exploration Int'l Non-Exploration First Quarter 2017 Revenues by Market  Following historic collapse of O&G activity in 2015, expansion of business outside of NAM exploration accelerated  Geographic and end-user market diversification was key to maintaining profitability through the cycle  Majority of revenue now derived from non-exploration markets, providing stability during E&P market volatility  Significant opportunity for expansion remains  Capitalize on NAM exploration recovery  Build upon position in utilities and pipeline, where a high volume of infrastructure projects are planned for upcoming years Segment Revenue and EBITDA Margin

F I N A N C I A L F O C U S  Short-Term Actions  Focused on managing cost structure as NAM activity levels improve  Continuing efforts to optimize working capital  Limit capital investments beyond growth/diversification projects  Long-term Focus  Continue investing in strategic projects  IOC/deepwater focus in fluids  Aggressively pursue non-E&P market expansion in mats  Selectively seek to strengthen core competencies, including expanding technology portfolio $256 $183 $182 $179 $156 $157 $209 $117 $97 $71 $68 $87 20% 23% 26% 29% 32% 35% $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 First Quarter 2017 Total Debt Net Debt Debt to Book Capital Ratio Capital Structure  Protecting the Balance Sheet  Issued $100m of 5 year convertible bonds in Dec 2016, and retired $78m of debt  $90m Revolving credit facility provides additional liquidity 13

A P P E N D I X

NEWPARK

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		
(In thousands, except per share data)	March 31, 2017	December 31, 2016	March 31, 2016
Revenues	$ 158,691	$ 137,083	$ 114,544
Cost of revenues	129,590	124,167	111,573
Selling, general and administrative expenses	25,397	21,810	23,492
Other operating income, net	(42)	(516)	(1,696)
Impairments and other charges	—	(180)	—
Operating income (loss)	3,746	(8,198)	(18,825)
Foreign currency exchange (gain) loss	392	(270)	(455)
Interest expense, net	3,218	2,636	2,081
(Gain) loss on extinguishment of debt	—	279	(1,894)
Income (loss) from operations before income taxes	136	(10,843)	(18,557)
Provision (benefit) for income taxes	1,119	(10,786)	(5,257)
Net loss	$ (983)	$ (57)	$ (13,300)
Calculation of EPS:			
Basic - net loss	$ (983)	$ (57)	$ (13,300)
Assumed conversions of Convertible Notes due 2017	—	—	—
Diluted - adjusted net loss	$ (983)	$ (57)	$ (13,300)
Basic - weighted average common shares outstanding	84,153	84,066	83,258
Dilutive effect of stock options and restricted stock awards	—	—	—
Dilutive effect of Convertible Notes due 2017	—	—	—
Dilutive effect of Convertible Notes due 2021	—	—	—
Diluted - weighted average common shares outstanding	84,153	84,066	83,258
Loss per common share - basic:	$ (0.01)	$ —	$ (0.16)
Loss per common share - diluted:	$ (0.01)	$ —	$ (0.16)

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O P E R AT I N G S E G M E N T R E S U LT S 16 Three Months Ended (In thousands) March 31, 2017 December 31, 2016 March 31, 2016 Revenues Fluids systems $ 136,050 $ 111,560 $ 98,651 Mats and integrated services 22,641 25,523 15,893 Total revenues $ 158,691 $ 137,083 $ 114,544 Operating income (loss) Fluids systems $ 6,352 $ (7,505) $ (15,207) Mats and integrated services 6,402 6,134 3,736 Corporate office (9,008) (6,827) (7,354) Operating income (loss) $ 3,746 $ (8,198) $ (18,825) Segment operating margin Fluids systems 4.7% (6.7)% (15.4)% Mats and integrated services 28.3% 24.0% 23.5%

C O N S O L I D AT E D B A L A N C E S H E E T S 17 March 31, 2017 December 31, 2016 ASSETS Cash and cash equivalents $ 69,876 $ 87,878 Receivables, net 238,158 214,307 Inventories 145,384 143,612 Prepaid expenses and other current assets 16,765 17,143 Total current assets 470,183 462,940 Property, plant and equipment, net 301,167 303,654 Goodwill 20,051 19,995 Other intangible assets, net 5,452 6,067 Deferred tax assets 1,837 1,747 Other assets 3,568 3,780 Total assets $ 802,258 $ 798,183 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt $ 83,086 $ 83,368 Accounts payable 62,536 65,281 Accrued liabilities 34,357 31,152 Total current liabilities 179,979 179,801 Long-term debt, less current portion 73,936 72,900 Deferred tax liabilities 36,323 38,743 Other noncurrent liabilities 6,627 6,196 Total liabilities 296,865 297,640 Common stock, $0.01 par value, 200,000,000 shares authorized and 99,876,940 and 99,843,094 shares issued, respectively 999 998 Paid-in capital 562,004 558,966 Accumulated other comprehensive loss (60,653) (63,208) Retained earnings 128,704 129,873 Treasury stock, at cost; 15,110,843 and 15,162,050 shares, respectively (125,661) (126,086) Total stockholders’ equity 505,393 500,543 Total liabilities and stockholders' equity $ 802,258 $ 798,183

C O N S O L I D AT E D S TAT E M E N T S O F C A S H F L O W 18 Three Months Ended March 31, (In thousands) 2017 2016 Cash flows from operating activities: Net loss $ (983) $ (13,300) Adjustments to reconcile net loss to net cash used in operations: Depreciation and amortization 9,387 9,573 Stock-based compensation expense 2,836 2,974 Provision for deferred income taxes (2,545) (36) Net provision for doubtful accounts 666 528 Gain on sale of assets (847) (1,271) Gain on extinguishment of debt — (1,894) Amortization of original issue discount and debt issuance costs 1,330 286 Change in assets and liabilities: (Increase) decrease in receivables (23,019) 27,606 (Increase) decrease in inventories (829) 10,630 Decrease in other assets 521 1,381 Decrease in accounts payable (1,692) (20,028) Increase (decrease) in accrued liabilities and other 3,731 (19,349) Net cash used in operating activities (11,444) (2,900) Cash flows from investing activities: Capital expenditures (7,291) (13,418) Increase in restricted cash (46) — Proceeds from sale of property, plant and equipment 288 1,450 Net cash used in investing activities (7,049) (11,968) Cash flows from financing activities: Borrowings on lines of credit — 2,479 Payments on lines of credit — (4,851) Purchase of Convertible Notes due 2017 — (9,206) Debt issuance costs (157) — Other financing activities (371) (3) Proceeds from employee stock plans 211 — Purchases of treasury stock (48) — Net cash used in financing activities (365) (11,581) Effect of exchange rate changes on cash 856 1,845 Net decrease in cash and cash equivalents (18,002) (24,604) Cash and cash equivalents at beginning of year 87,878 107,138 Cash and cash equivalents at end of period $ 69,876 $ 82,534

NEWPARK

NON-GAAP FINANCIAL MEASURES

We consider earnings before interest, taxes, depreciation and amortization ("EBITDA") and EBITDA Margin to be important supplemental performance measures and believe they are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These financial measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP.

(In thousands)	2012	2013	2014	2015	2016
Fluids Systems					
Operating income (loss)	$ 59,987	$ 72,604	$ 95,600	$ (86,770)	$ (43,631)
Depreciation and amortization expense	18,419	26,679	22,934	22,108	20,746
EBITDA	78,406	99,283	118,534	(64,662)	(22,885)
Revenue	861,670	926,392	965,049	581,136	395,461
EBITDA Margin	9.1%	10.7%	12.3%	-11.1%	-5.8%
Mats and Integrated Services					
Operating income (loss)	$ 54,251	$ 49,394	$ 70,526	$ 24,949	$ 14,741
Depreciation and amortization expense	7,952	10,501	15,507	18,869	14,227
EBITDA	62,203	59,895	86,033	43,818	28,968
Revenue	122,283	115,964	153,367	95,729	76,035
EBITDA Margin	50.9%	51.6%	56.1%	45.8%	38.1%
Corporate					
Operating income (loss)	$ (21,963)	$ (27,553)	$ (35,530)	$ (37,278)	$ (28,323)
Depreciation and amortization expense	2,575	2,584	2,734	2,940	2,982
Foreign currency exchange gain (loss)	(749)	(1,819)	(108)	(4,016)	710
Gain on extinguishment of debt	-	-	-	-	1,615
EBITDA	(20,137)	(26,788)	(32,904)	(38,354)	(23,016)
Total Newpark					
EBITDA	$ 120,472	$ 132,390	$ 171,663	$ (59,198)	$ (16,933)
Revenue	983,953	1,042,356	1,118,416	676,865	471,496
EBITDA Margin	12.2%	12.7%	15.3%	-8.7%	-3.6%

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E X P E R I E N C E D L E A D E R S H I P • Paul Howes President & CEO • Gregg Piontek Vice President & CFO • Mark Airola SVP, GC & Admin Officer • Bruce Smith President Fluids Systems • Matthew Lanigan President Mats & Integrated Services • Ida Ashley Vice President, Human Resources 20

M A N A G E M E N T B I O G R A P H I E S Paul L. Howes, President & CEO: Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes is also actively engaged in energy industry trade associations. He currently holds the Chairman position on the General Membership Committee for the American Petroleum Institute (API); and, is a contributing member to the API Board of Directors and Executive Committee. Additionally, he is a member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, VP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. 21

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger. Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. M A N A G E M E N T B I O G R A P H I E S 22

F O CU S E D ON C U S TOME R ’ S N E E D S